UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05620

                Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

                                   Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

May 31, 2020
Virtus Total Return Fund Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution rate of $0.08 per share (rate was $0.113 per share prior to June 2020). Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/products/virtus-total-return-fund.

Virtus Total Return Fund Inc.

MESSAGE TO SHAREHOLDERS
Dear Virtus Total Return Fund Inc. Shareholder:
I am pleased to present this semiannual report, which reviews the performance of the Virtus Total Return Fund Inc. for the six months ended May 31, 2020.
This report contains commentary from the portfolio management teams at Duff & Phelps Investment Management and Newfleet Asset Management about the financial markets and the performance of the Fund’s equity and fixed income investments, respectively. The report also includes a discussion from the portfolio management team at Rampart Investment Management about the impact of the options overlay strategy on Fund performance through February 27, when the strategy was suspended during the extreme market volatility. Effective June 18, 2020, the options overlay strategy was removed from the investment strategy of the Fund and Rampart is no longer a subadviser.
The six-month period ended May 31, 2020, included the challenges of the sharp economic slowdown and severe market decline related to the coronavirus pandemic. During this period, the Fund’s net asset value (NAV) declined 8.89%, including $0.68 in reinvested distributions, and its market price declined 17.82%. For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, was down 2.18%. The underlying indices returned (7.84%) for equities, and 5.40% for fixed income. The effect of the options overlay strategy was (1.29%) for the fiscal six-month period.
As a result of market events during the period, the Fund’s monthly distribution rate has been reduced by $0.033 per share, effective with the June 18, 2020 distribution. The rate was reduced in order to provide a more sustainable distribution rate in the current environment.
On behalf of the Fund and its investment management team, I thank you for entrusting your assets to us. Should you have questions about your account or require assistance, please visit the closed-end fund section of Virtus.com, or call our customer service team at 866-270-7788. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Virtus Total Return Fund Inc.
July 2020

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2020
About The Fund
Virtus Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2020, the Fund’s leverage consisted of $151.75 of borrowings made pursuant to a line of credit, which represented about 27% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (DPIM)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portfolio for the fiscal six months ended May 31, 2020.
How did the equity markets perform during the six months ended May 31, 2020?
Market performance exhibited significant volatility during the period as the COVID-19 pandemic disrupted economic activity beginning in March 2020, striking fear into the financial markets. This fear brought a risk-off environment, in which investors sought out the perceived safety of government bonds in developed markets, driving down bond yields. Massive monetary and fiscal stimulus was injected into the world’s economies in an attempt to stem the severe economic impact caused by stay-at-home orders. The rapid descent of the equity markets was followed by an impressive rally in April and May, which left global developed equity markets, as measured by the MSCI World Index (net), down just 5.4% for the six-month period.
The benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), posted a loss of 7.8% for the six months ended May 31, 2020, trailing the broader market. While global infrastructure is typically considered defensive in nature, this downturn was unique in that the pandemic most directly impacted the transportation and energy infrastructure sectors, which make up roughly one-third of our investment universe. Within the Fund’s benchmark, transportation stocks suffered the largest decline in the infrastructure universe, falling nearly 21% as shelter-in-place policies were implemented across the globe in response to the pandemic. Traffic volumes at airports and toll roads plummeted as governments urged citizens to stay indoors and limit travel. Several countries closed their borders, restricting international air travel. Railroads began to report declining freight volumes as manufacturing activity and economies slowed. The energy infrastructure sector was negatively impacted by the demand shock of COVID-19, which was compounded by the supply shock of the Saudi Arabia-Russia oil price war. The resulting oversupply and anticipated production cuts caused investors to sell energy infrastructure stocks, which declined 16%.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2020
In contrast, the communications sector rallied handily during the period, up approximately 23%. It was the only infrastructure sector to be in positive territory, supported by the resilience of cell tower companies. Wireless telecom usage surged as a large portion of the global population stayed at home, which required telecom operators to continue deploying new towers and equipment to provide uninterrupted service. Utilities were also a good place for investors to hide, performing better than the broader equity market, with a decline of less than 4%.
What factors affected the performance of the Fund’s equity portfolio during the fiscal six-month period?
The equity portion of the Fund, including the impact of leverage employed by the Fund, underperformed developed equity markets, as measured by the MSCI World Index (net), and its equity benchmark for the first half of the fiscal year. The Fund’s equity sleeve declined 9.46% (before fees and expenses) for the six months ended May 31, 2020, while the benchmark was down 7.84%.
Stock selection relative to the equity benchmark was favorable in all sectors except energy infrastructure. The impact of security selection in utilities and transportation was substantial, more than offsetting the negative impact from energy stock selection. The contribution from stock selection within communications was a modest positive. From a sector allocation perspective, an overweight in communications and an underweight in transportation contributed positively to performance. An overweight to energy infrastructure and an underweight to utilities hurt performance.
Drilling down to the security level, Orsted A/S, an out-of-benchmark holding, made the largest contribution to relative performance.
•     Based in Denmark, Orsted is a leading global developer of renewable energy facilities, predominately offshore wind. Despite the current crisis, governments around the world continued to support the deployment of renewables, which presented a favorable operating environment for Orsted.
•    The fact that the Fund did not hold Aeroports de Paris (ADP) was the second largest contributor to relative performance. As countries issued stay-at-home orders due to the COVID-19 pandemic, traffic declines experienced by airports in April were quite severe, sinking over 95% on a year-over-year basis. As a hub airport with significant international connecting traffic, ADP was the worst performing airport in the transportation sector.
•     Other top contributors to relative performance were Union Pacific, Ferrovial SA, and, due to lack of exposure in the Fund, Macquarie Infrastructure.
The two largest detractors to relative performance, Targa Resources and Oneok, were both in the energy infrastructure sector, which was hard hit by the extraordinary decline in crude oil prices.
•     Targa Resources is an integrated operator in the gathering, processing, transporting, and storage of oil and natural gas. Investors feared that the lower commodity price environment would lead to reduced production volumes for an extended period.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2020
•     Oneok transports natural gas and natural gas liquids, predominately from the Bakken (North Dakota) basin, which is also expected to see lower transport volumes due to the production cutbacks. After both stocks were sold out of the Fund, the companies took aggressive action to improve liquidity and support cash flow generation, moves that were viewed favorably by the market.
•     Rounding out the top five detractors were Keyera, CenterPoint Energy, and Fraport AG.
Manager Comments – Newfleet Asset Management, LLC (Newfleet)
Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the period ended May 31, 2020.
How did the fixed income markets perform during the six months ended May 31, 2020?
The six-month period saw multiple challenges including several bouts of elevated volatility. In the final quarter of 2019, investors maintained their appetite for risk assets. Fixed income markets responded favorably during the year to monetary easing by global central banks, positive developments on the trade front, and signs of stability in economic data. Geopolitical developments, including trade, Middle East tensions, and European politics, as well as central bank headlines, all continued to be significant market movers. During the fourth quarter of 2019, spread sectors outperformed U.S. Treasuries, led by higher volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality. Within spread sectors, corporate credit outperformed securitized sectors such as commercial mortgage-backed securities and asset-backed securities.
In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-09. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. Governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of May were unambiguously negative for near-term local, regional, and global economic growth. The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Financial markets responded to the expected economic shock by repricing sharply lower in most cases. While the duration and ultimate toll of the pandemic remain unknown, valuations across multiple asset classes improved in response to forceful actions by policymakers. We hope for brighter days in the coming quarters, and sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2020
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors, while higher volatility sectors such as corporate high yield, bank loans, and emerging market debt were the leading underperformers. In April and May, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries. The largest laggards in March outperformed for the remaining two months of the of the six-month period, although they did not reach the levels seen prior to the crisis.
The Federal Reserve (the Fed) lowered its target rate twice during the six-month period, cutting rates by a total of 1.25% in response to the pandemic. The Fed’s target range was 0-0.25% at the end of the period. The Fed said it expects to keep rates near zero until it is confident that the economy has weathered recent events and is on track to achieve its maximum employment and price stability goals.
Over the six months ended May 31, 2020, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
What factors affected the performance of the Fund’s fixed income portfolio during the fiscal six-month period?
For the fiscal six months ended May 31, 2020, the fixed income portfolio of the Fund declined 2.57% (before fees and expenses), while the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 5.40%.
The portfolio’s underweights to agency mortgage-backed securities and U.S. Treasuries, as well as its overweight to spread sectors, had a negative impact on relative performance for the six months ended May 31, 2020.
Detractors during the period included the portfolio’s exposures to corporate high yield, high yield bank loans, emerging markets, and investment grade corporates.
Positive contributors to performance included a tactical trade (which is a trade based upon market signals that an asset is likely to change in price, rather than based upon an analysis of the asset’s inherent value) within the tax-free municipal bond sector, taxable municipal bonds, and the portfolio’s underweight to the corporate high quality sector.
Manager Comments – Rampart Investment Management Company, LLC (Rampart)(1)
Rampart manages the Fund’s options overlay strategy, which seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio management team at Rampart and it covers the period ended May 31, 2020.
How did the options overlay strategy perform for the Fund during the fiscal six months ended May 31, 2020?
The options overlay performed well for much of the period, opening and closing out 44 profitable trades in a row from November 2019 through mid-February 2020. Starting in late February, though, the global economic environment changed dramatically, and a series of extreme moves in the U.S. equity market had a negative impact on the options overlay.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2020
The final seven trades before the options strategy was suspended on February 27 all produced losses of varying amounts. From the time the first of these trades was initiated to the time when the last one expired, the S&P 500® Index dropped more than 18%. This took place over a period of only 19 trading days. This short but severe period of market turmoil was enough to erase the profits that had been built up over the preceding three months. By the end of the fiscal period, the options overlay impacted Fund performance by -1.29% (before fees and expenses).
The last time such a drastic market event occurred was in March of 2009, exactly 11 years prior. Back then, the decline marked the end of a protracted economic collapse that bankrupted a number of iconic U.S. companies and changed the retirement plans of millions of Americans. The 2020 event was very different, in that it occurred suddenly and with little warning. The COVID-19 pandemic was known to be an issue, but the U.S. market didn’t really digest the gravity of the situation until the last week of February. The S&P 500® Index fell more than 11% in that week alone.
Even as the options overlay strategy made adjustments to accommodate the new reality of plummeting index levels and skyrocketing volatility, the market move was too fast to keep up with. The overlay typically implements two-week trades, which is considered to be very short-term in most market conditions. But in February and March, when daily price moves were often in excess of 3%, two weeks seemed like an eternity. Eventually, once the trades that were initiated in late February were closed out, the overlay was paused in anticipation of further market volatility.

1 Effective June 18, 2020, the options overlay strategy was removed from the investment strategy of the Fund. As a result of this change, Rampart is no longer a subadviser to the Fund.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2020
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted in losses for investors.
Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation, and increase downside losses.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase the impact of volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

OUR PRIVACY COMMITMENT
Virtus Total Return Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.
Information We Collect
We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:
•  Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and
•  Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).
Information Disclosed in Administering Products and Services
We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.
Procedures to Protect Confidentiality and Security of Your Personal Information
We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.
We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

VIRTUS TOTAL RETURN FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2020
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments at May 31, 2020.
Asset Allocations
Common Stocks		60%
Utilities	30%
Industrials	15
Real Estate	7
All Other Common Stocks	8
Corporate Bonds and Notes		22
Financials	4
Energy	3
Communication Services	2
All Other Corporate Bonds and Notes	13
Mortgage-Backed Securities		6
Leveraged Loans		4
Asset-Backed Securities		3
Foreign Government Securities		3
Municipal Bonds		1
Other (includes short-term investment)		1
Total		100%
Country Weightings
United States	64%
Spain	6
Canada	6
Australia	3
Italy	3
United Kingdom	2
France	1
Other	15
Total	100%

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited)
May 31, 2020
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Payment-in-Kind (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2020
unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2020
($ reported in thousands)

	Par Value	Value
U.S. Government Security—0.2%
U.S. Treasury Bond 2.875%, 5/15/49	$ 535	$ 722
Total U.S. Government Security (Identified Cost $756)		722

Municipal Bonds—1.1%
California—0.5%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	1,000	1,778
University of California, Series B-A, Taxable 4.428%, 5/15/48	290	324
		2,102

District of Columbia—0.3%
District of Columbia Series B 5.000%, 10/1/29	790	1,084
Idaho—0.1%
Idaho Health Facilities Authority Saint Luke’s Health System Revenue Taxable 5.020%, 3/1/48	355	434
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	85	83
Texas—0.0%
State of Texas, General Obligation Taxable 3.211%, 4/1/44	110	116
	Par Value	Value

Virginia—0.2%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	$ 565	$ 585
Total Municipal Bonds (Identified Cost $3,952)		4,404

Foreign Government Securities—4.1%
Bolivarian Republic of Venezuela
9.375%, 1/13/34(1)	225	13
RegS 8.250%, 10/13/24(1)(2)	610	35
RegS 7.650%, 4/21/25(1)(2)	830	48
Dominican Republic
144A 6.875%, 1/29/26(3)	465	478
144A 5.950%, 1/25/27(3)	110	107
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	600	684
Kingdom of Saudi Arabia 144A 3.625%, 3/4/28(3)	1,050	1,131
Republic of Argentine 5.875%, 1/11/28(1)	1,945	708
Republic of Colombia 3.000%, 1/30/30	910	909
Republic of Egypt
144A 7.600%, 3/1/29(3)	310	314
144A 8.500%, 1/31/47(3)	630	611
144A 8.875%, 5/29/50(3)	200	197
Republic of El Salvador 144A 7.625%, 2/1/41(3)	275	219
Republic of Ghana 144A 8.125%, 3/26/32(3)	745	653
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Foreign Government Securities—continued
Republic of Indonesia
2.850%, 2/14/30	$ 470	$ 480
144A 4.350%, 1/8/27(3)	840	928
Republic of Ivory Coast 144A 6.125%, 6/15/33(3)	545	512
Republic of Mongolia RegS 5.625%, 5/1/23(2)	200	189
Republic of Nigeria 144A 7.875%, 2/16/32(3)	610	538
Republic of Pakistan RegS 6.875%, 12/5/27(2)	335	312
Republic of Panama
4.300%, 4/29/53	400	461
3.870%, 7/23/60	445	487
Republic of South Africa
5.875%, 9/16/25	200	208
5.650%, 9/27/47	390	317
Republic of Turkey
7.625%, 4/26/29	1,495	1,521
5.250%, 3/13/30	215	184
Republic of Uruguay 5.100%, 6/18/50	260	319
Russian Federation
144A 5.625%, 4/4/42(3)	400	547
RegS 4.750%, 5/27/26(2)	400	457
RegS 4.375%, 3/21/29(2)	400	462
RegS 5.250%, 6/23/47(2)	200	270
State of Israel 2.750%, 7/3/30	450	488
State of Qatar 144A 3.750%, 4/16/30(3)	505	562
Ukraine 144A 7.750%, 9/1/25(3)	800	804
	Par Value	Value

Foreign Government Securities—continued
United Mexican States
4.500%, 4/22/29	$ 580	$ 626
Series M 6.500%, 6/9/22	5,044 MXN	233
Total Foreign Government Securities (Identified Cost $17,900)		17,012

Mortgage-Backed Securities—8.7%
Agency—0.7%
Federal National Mortgage Association
Pool #MA3088 4.000%, 8/1/47	316	338
Pool #MA3638 4.000%, 4/1/49	946	1,006
Pool #MA3692 3.500%, 7/1/49	490	517
Pool #CA4128 3.000%, 9/1/49	440	463
Pool #CA4978 3.000%, 1/1/50	498	525
		2,849

Non-Agency—8.0%
Ajax Mortgage Loan Trust
2019-D, A1 144A 2.956%, 9/25/65(3)(4)	479	485
2018-C, A 144A 4.360%, 9/25/65(3)(4)	669	688
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(3)	1,000	1,057
2015-SFR1, A 144A 3.467%, 4/17/52(3)	163	171
2015-SFR2, C 144A 4.691%, 10/17/52(3)	340	362

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Angel Oak Mortgage Trust I LLC
2018-3, A1 144A 3.649%, 9/25/48(3)(4)	$286	$290
2019-2, A1 144A 3.628%, 3/25/49(3)(4)	347	351
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(3)(4)	483	491
2019-1, A1 144A 3.805%, 1/25/49(3)(4)	295	301
2019-2, A1 144A 3.347%, 4/25/49(3)(4)	359	366
Banc of America Funding Trust
2004-D, 5A1 3.814%, 1/25/35(4)	55	52
2005-1, 1A1 5.500%, 2/25/35	8	8
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(3)	795	816
2017-SPL5, B1 144A 4.000%, 6/28/57(3)(4)	485	487
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(3)(4)	660	594
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, A1 144A 2.720%, 7/25/49(3)(4)	381	379
2015-A, A1 144A 3.500%, 6/25/58(3)(4)	31	32
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(3)	400	336
	Par Value	Value

Non-Agency—continued
2018-2, A 144A 4.026%, 11/15/52(3)	$305	$316
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 3.756%, 1/25/34(4)	152	155
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(3)(4)	60	60
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(3)(4)	203	202
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(4)	199	203
2018-1, A23 144A 3.500%, 11/25/57(3)(4)	125	128
2018-2, A41 144A 4.500%, 10/25/58(3)(4)	368	375
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(3)(4)	367	375
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(3)	965	925
Homeward Opportunities Fund I Trust
2018-1, A1 144A 3.766%, 6/25/48(3)(4)	190	192
2018-2, A1 144A 3.985%, 11/25/58(3)(4)	351	359
2019-1, A1 144A 3.454%, 1/25/59(3)(4)	516	520

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 3.908%, 6/25/34(4)	$514	$499
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.960%, 10/25/29(3)(4)	225	216
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	225	225
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	692	686
2017-3, 2A2 144A 2.500%, 8/25/47(3)(4)	292	296
2018-8, A3 144A 4.000%, 1/25/49(3)(4)	161	165
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(3)(4)	715	689
MASTR Alternative Loan Trust 2004-4, 6A1 5.500%, 4/25/34	44	46
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.368%, 6/25/52(3)(4)(5)	185	184
MetLife Securitization Trust
2017-1A, M1 144A 3.676%, 4/25/55(3)(4)	135	136
2019-1A, A1A 144A 3.750%, 4/25/58(3)(4)	625	656
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	80	82
2016-3A, A1 144A 3.750%, 9/25/56(3)(4)	109	112
2016-4A, A1 144A 3.750%, 11/25/56(3)(4)	48	50
	Par Value	Value

Non-Agency—continued
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	$1,181	$1,288
2017-2A, A3 144A 4.000%, 3/25/57(3)(4)	495	526
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	363	376
2018-EXP2, 1A1 144A 4.000%, 7/25/58(3)(4)	638	646
2019-EXP3, 1A8 144A 3.500%, 10/25/59(3)(4)	149	152
Preston Ridge Partners Mortgage Trust LLC 2019-1A, A1 144A 4.500%, 1/25/24(3)(4)	682	679
Pretium Mortgage Credit Partners I LLC 2019-NPL3, A1 144A 3.105%, 7/27/59(3)(4)	357	330
Progress Residential Trust
2017-SFR1, B 144A 3.017%, 8/17/34(3)	785	793
2018-SFR1, B 144A 3.484%, 3/17/35(3)	300	303
2018-SFR2, B 144A 3.841%, 8/17/35(3)	760	780
2019-SFR3, B 144A 2.571%, 9/17/36(3)	280	282
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(4)	908	922
RCO V Mortgage LLC
2019-1, A1 144A 3.721%, 5/24/24(3)(4)	358	334
2019-2, A1 144A 3.475%, 11/25/24(3)(4)	174	170
Residential Mortgage Loan Trust
2019-1, A1 144A 3.936%, 10/25/58(3)(4)	180	180

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2019-2, A1 144A 2.913%, 5/25/59(3)(4)	$ 302	$ 304
RMF Proprietary Issuance Trust 2019-1, A 144A 2.750%, 10/25/63(3)(4)	506	496
Sequoia Mortgage Trust 2013-8, B1 3.519%, 6/25/43(4)	300	298
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(3)(4)	668	681
Towd Point Mortgage Trust
2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 1.068%, 4/25/48(3)(4)	370	361
2015-1, A2 144A 3.250%, 10/25/53(3)(4)	830	839
2015-5, A2 144A 3.500%, 5/25/55(3)(4)	160	165
2017-1, M1 144A 3.750%, 10/25/56(3)(4)	385	399
2017-6, A2 144A 3.000%, 10/25/57(3)(4)	480	490
2018-6, A2 144A 3.750%, 3/25/58(3)(4)	480	473
2018-SJ1, A1 144A 4.000%, 10/25/58(3)(4)	163	165
2015-2, 1M1 144A 3.250%, 11/25/60(3)(4)	745	777
Tricon American Homes Trust
2016-SFR1, C 144A 3.487%, 11/17/33(3)	1,610	1,614
2019-SFR1, C 144A 3.149%, 3/17/38(3)	590	593
TVC Mortgage Trust 2020-RTL1, M 144A 5.193%, 9/25/24(3)(4)	520	425
UBS Commercial Mortgage Trust 2012-C1, D 144A 5.569%, 5/10/45(3)(4)(5)	250	150
	Par Value	Value

Non-Agency—continued
Vericrest Opportunity Loan Trust 2019-NPL2, A1 144A 3.967%, 2/25/49(3)(4)	$361	$ 347
Verus Securitization Trust
2018-2, B1 144A 4.426%, 6/1/58(3)(4)	625	574
2018-3, A1 144A 4.108%, 10/25/58(3)(4)	359	365
2019-INV1, A1 144A 3.402%, 12/25/59(3)(4)	419	425
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	160	153
		32,973

Total Mortgage-Backed Securities (Identified Cost $35,964)		35,822

Asset-Backed Securities—4.5%
Auto Floor Plan—0.1%
NextGear Floorplan Master Owner Trust 2018-1A, A2 144A 3.220%, 2/15/23(3)	355	356
Automobiles—2.5%
ACC Trust
2018-1, B 144A 4.820%, 5/20/21(3)	251	252
2019-1, A 144A 3.750%, 5/20/22(3)	146	147
2019-1, B 144A 4.470%, 10/20/22(3)	280	265

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
American Credit Acceptance Receivables Trust
2018-3, C 144A 3.750%, 10/15/24(3)	$391	$393
2019-2, C 144A 3.170%, 6/12/25(3)	340	334
2020-2, D 144A 5.650%, 5/13/26(3)	445	446
Avid Automobile Receivables Trust 2019-1, C 144A 3.140%, 7/15/26(3)	375	371
Avis Budget Rental Car Funding AESOP LLC 2018-1A, A 144A 3.700%, 9/20/24(3)	750	741
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	380	369
Carvana Auto Receivables Trust 2019-3A, D 144A 3.040%, 4/15/25(3)	345	333
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(3)	17	17
Drive Auto Receivables Trust 2019-4, C 2.510%, 11/17/25	350	348
DT Auto Owner Trust 2019-2A, B 144A 2.990%, 4/17/23(3)	340	342
Exeter Automobile Receivables Trust
2019-1A, D 144A 4.130%, 12/16/24(3)	330	326
2019-2A, C 144A 3.300%, 3/15/24(3)	345	348
	Par Value	Value

Automobiles—continued
2019-4A, C 144A 2.440%, 9/16/24(3)	$415	$412
First Investors Auto Owner Trust 2017-2A, B 144A 2.650%, 11/15/22(3)	415	416
GLS Auto Receivables Trust
2017-1A, C 144A 3.500%, 7/15/22(3)	455	456
2018-3A, C 144A 4.180%, 7/15/24(3)	515	513
Hertz Vehicle Financing II LP 2019-1A, A 144A 3.710%, 3/25/23(3)	284	271
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(3)	305	303
Prestige Auto Receivables Trust
2017-1A, C 144A 2.810%, 1/17/23(3)	505	507
2019-1A, D 144A 3.010%, 8/15/25(3)	345	335
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(3)	345	330
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(3)	314	316
United Auto Credit Securitization Trust
2019-1, D 144A 3.470%, 8/12/24(3)	340	339
2019-1, E 144A 4.290%, 8/12/24(3)	305	276

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
Veros Automobile Receivables Trust
2018-1, B 144A 4.050%, 2/15/24(3)	$295	$ 296
2020-1, B 144A 2.190%, 6/16/25(3)	665	656
		10,458

Other—1.8%
Amur Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(3)	275	280
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	199	199
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	368	366
Business Jet Securities LLC 2019-1, A 144A 4.212%, 7/15/34(3)	334	292
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	119	117
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	17	17
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(3)	461	458
FREED ABS Trust
2019-1, B 144A 3.870%, 6/18/26(3)	305	297
2019-2, B 144A 3.190%, 11/18/26(3)	315	297
	Par Value	Value

Other—continued
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(3)	$660	$631
Kabbage Funding LLC 2019-1, A 144A 3.825%, 3/15/24(3)	315	259
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(3)	345	333
MVW LLC 2019-2A, A 144A 2.220%, 10/20/38(3)	360	347
Oasis LLC 2020-1A, A 144A 3.820%, 1/15/32(3)	542	541
Oasis Securitisation Srl 2020-2A, A 144A 4.262%, 5/15/32(3)	565	565
Octane Receivables Trust 2019-1A, A 144A 3.160%, 9/20/23(3)	493	495
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	315	302
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(3)	288	272
Prosper Marketplace Issuance Trust 2018-2A, B 144A 3.960%, 10/15/24(3)	270	271
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(3)	295	282
Small Business Lending Trust 2019-A, A 144A 2.850%, 7/15/26(3)	209	195

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
SoFi Consumer Loan Program LLC
2016-3, A 144A 3.050%, 12/26/25(3)	$ 15	$ 15
2017-1, A 144A 3.280%, 1/26/26(3)	38	38
Upgrade Master Pass-Through-Trust 2019-ST1, A 144A 4.000%, 7/15/25(3)(5)	271	255
VSE VOI Mortgage LLC 2016-A, A 144A 2.540%, 7/20/33(3)	123	119
		7,243

Student Loan—0.1%
Commonbond Student Loan Trust 2019-AGS, A1 144A 2.540%, 1/25/47(3)	353	364
Total Asset-Backed Securities (Identified Cost $18,788)		18,421

Corporate Bonds and Notes—29.5%
Communication Services—3.1%
Altice Financing S.A. 144A 5.000%, 1/15/28(3)	200	202
Altice France Holding S.A. 144A 6.000%, 2/15/28(3)	400	389
Baidu, Inc. 3.425%, 4/7/30	600	635
Cable Onda S.A. 144A 4.500%, 1/30/30(3)	600	586
CCO Holdings LLC
144A 4.750%, 3/1/30(3)	520	543
144A 4.500%, 8/15/30(3)	470	488
	Par Value	Value

Communication Services—continued
CenturyLink, Inc. 144A 4.000%, 2/15/27(3)	$100	$100
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	660	680
Clear Channel Worldwide Holdings, Inc.
9.250%, 2/15/24	66	60
144A 5.125%, 8/15/27(3)	105	105
Consolidated Communications, Inc. 6.500%, 10/1/22	705	676
CSC Holdings LLC 144A 5.750%, 1/15/30(3)	610	644
Diamond Sports Group LLC
144A 5.375%, 8/15/26(3)	290	231
144A 6.625%, 8/15/27(3)	525	316
DISH DBS Corp.
5.875%, 7/15/22	275	283
5.000%, 3/15/23	205	204
7.750%, 7/1/26	165	171
Frontier Communications Corp. 144A 8.500%, 4/1/26(3)	225	215
iHeartCommunications, Inc. 8.375%, 5/1/27	358	334
IHS Netherlands Holdco B.V. 144A 8.000%, 9/18/27(3)	340	329
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(3)	340	354

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Communication Services—continued
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(3)	$125	$116
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(3)	440	297
Meredith Corp. 6.875%, 2/1/26	370	343
Northwest Fiber LLC 144A 10.750%, 6/1/28(3)	220	231
Outfront Media Capital LLC 144A 6.250%, 6/15/25(3)	445	458
Sirius XM Radio, Inc. 144A 5.500%, 7/1/29(3)	240	256
Sprint Corp. 7.875%, 9/15/23	475	539
Sprint Spectrum Co. LLC
144A 3.360%, 9/20/21(3)	75	75
144A 4.738%, 3/20/25(3)	465	493
144A 5.152%, 3/20/28(3)	385	429
Telesat Canada
144A 4.875%, 6/1/27(3)	235	234
144A 6.500%, 10/15/27(3)	810	794
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(3)	495	555
Twitter, Inc. 144A 3.875%, 12/15/27(3)	525	523
	Par Value	Value

Communication Services—continued
Zayo Group Holdings, Inc. 144A 4.000%, 3/1/27(3)	$ 15	$ 15
		12,903

Consumer Discretionary—3.0%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	530	495
American Builders & Contractors Supply Co., Inc. 144A 4.000%, 1/15/28(3)	565	568
Aramark Services, Inc. 144A 6.375%, 5/1/25(3)	440	461
Boyd Gaming Corp. 144A 8.625%, 6/1/25(3)	110	118
Carnival Corp. 144A 11.500%, 4/1/23(3)	90	96
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(3)	335	342
Dana, Inc. 5.375%, 11/15/27	520	498
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	385	267
Eldorado Resorts, Inc. 6.000%, 9/15/26	185	193
Expedia Group, Inc.
144A 6.250%, 5/1/25(3)	285	304
144A 7.000%, 5/1/25(3)	45	48

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Ford Motor Co. 9.000%, 4/22/25	$449	$472
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	400	340
General Motors Co. 6.800%, 10/1/27	560	636
Golden Nugget, Inc. 144A 8.750%, 10/1/25(3)	320	211
Hanesbrands, Inc. 144A 5.375%, 5/15/25(3)	555	569
Jaguar Holding Co. II 144A 5.000%, 6/15/28(3)	220	228
Lear Corp. 3.800%, 9/15/27	550	526
Lithia Motors, Inc. 144A 4.625%, 12/15/27(3)	340	328
M/I Homes, Inc. 4.950%, 2/1/28	770	708
Marriott Ownership Resorts, Inc. 144A 6.125%, 9/15/25(3)	215	223
MGM Growth Properties Operating Partnership LP 5.750%, 2/1/27	305	320
MGM Resorts International 5.500%, 4/15/27	255	248
Michaels Stores, Inc. 144A 8.000%, 7/15/27(3)	130	105
Neiman Marcus Group Ltd. LLC 144A 8.000%, 10/25/24(1)(3)	224	6
Panther BF Aggregator 2 LP 144A 8.500%, 5/15/27(3)	385	378
PulteGroup, Inc.
7.875%, 6/15/32	235	289
	Par Value	Value

Consumer Discretionary—continued
6.375%, 5/15/33	$280	$ 318
QVC, Inc.
4.375%, 3/15/23	305	297
4.750%, 2/15/27	345	329
Sabre GLBL, Inc. 144A 9.250%, 4/15/25(3)	10	11
Scientific Games International, Inc.
144A 8.250%, 3/15/26(3)	480	440
144A 7.000%, 5/15/28(3)	115	101
Station Casinos LLC 144A 4.500%, 2/15/28(3)	390	344
Taylor Morrison Communities, Inc. 144A 5.625%, 3/1/24(3)	305	300
TRI Pointe Group, Inc. 5.875%, 6/15/24	210	211
Under Armour, Inc. 3.250%, 6/15/26	470	390
Vista Outdoor, Inc. 5.875%, 10/1/23	315	298
Weekley Homes LLC 6.625%, 8/15/25	325	309
		12,325

Consumer Staples—1.2%
Albertsons Cos., Inc. 144A 4.625%, 1/15/27(3)	585	594
Altria Group, Inc. 4.800%, 2/14/29	815	934
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	655	721
BAT Capital Corp. 4.906%, 4/2/30	500	573
Chobani LLC 144A 7.500%, 4/15/25(3)	665	662
Kraft Heinz Foods Co. 144A 3.875%, 5/15/27(3)	400	418

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	$215	$ 209
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	680	706
		4,817

Energy—3.7%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	485	295
Antero Midstream Partners LP 144A 5.750%, 1/15/28(3)	330	258
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(3)	335	297
Callon Petroleum Co. 6.125%, 10/1/24	124	41
Cheniere Energy Partners LP
5.625%, 10/1/26	300	305
144A 4.500%, 10/1/29(3)	340	332
Citgo Holding, Inc. 144A 9.250%, 8/1/24(3)	245	236
CrownRock LP 144A 5.625%, 10/15/25(3)	525	501
DCP Midstream Operating LP 5.375%, 7/15/25	145	140
Denbury Resources, Inc. 144A 9.250%, 3/31/22(3)(6)	119	48
Geopark Ltd. 144A 6.500%, 9/21/24(3)	655	614
	Par Value	Value

Energy—continued
HollyFrontier Corp. 5.875%, 4/1/26	$760	$815
KazMunayGas National Co., JSC
144A 4.750%, 4/19/27(3)	425	452
144A 5.750%, 4/19/47(3)	360	405
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	615	827
Kinder Morgan, Inc. 7.750%, 1/15/32	25	33
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	225	239
MEG Energy Corp. 144A 7.125%, 2/1/27(3)	395	360
MPLX LP 4.000%, 3/15/28	631	649
Nabors Industries, Inc. 5.750%, 2/1/25	285	88
Occidental Petroleum Corp.
2.700%, 8/15/22	125	114
3.500%, 8/15/29	220	148
Odebrecht Offshore Drilling Finance Ltd. PIK Interest Capitalization, 144A 7.720%, 12/1/26(3)(7)	186	19
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (3)(8)	26	— (9)
Parsley Energy LLC 144A 4.125%, 2/15/28(3)	345	321
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	465	337

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
Pertamina Persero PT 144A 6.450%, 5/30/44(3)	$1,565	$1,909
Petrobras Global Finance B.V. 5.750%, 2/1/29	235	236
Petroleos de Venezuela S.A. 6.000%, 5/16/24(1)	665	19
Petroleos Mexicanos
6.500%, 3/13/27	295	260
6.350%, 2/12/48	280	208
144A 5.950%, 1/28/31(3)	835	676
144A 7.690%, 1/23/50(3)	265	219
Petronas Capital Ltd. 144A 3.500%, 4/21/30(3)	575	630
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	335	356
Sanchez Energy Corp. 144A 7.250%, 2/15/23(1)(3)(5)	105	1
Sinopec Group Overseas Development 2017 Ltd. 144A 3.625%, 4/12/27(3)	590	641
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(2)	545	613
Targa Resources Partners LP 5.875%, 4/15/26	500	509
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(3)	92	84
Transocean, Inc. 144A 8.000%, 2/1/27(3)	90	49
USA Compression Partners LP
6.875%, 4/1/26	615	592
	Par Value	Value

Energy—continued
6.875%, 9/1/27	$ 30	$ 29
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	270	180
		15,085

Financials—5.9%
Acrisure LLC
144A 8.125%, 2/15/24(3)	110	117
144A 7.000%, 11/15/25(3)	670	636
AerCap Ireland Capital DAC 3.650%, 7/21/27	830	690
Allstate Corp. (The) Series B 5.750%, 8/15/53(10)	554	562
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	675	693
Athene Holding Ltd. 4.125%, 1/12/28	770	746
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	395	432
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	965	668
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(3)	685	627
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	450	467
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(3)	430	442
Bancolombia S.A. 4.625%, 12/18/29	200	180
Bank of Montreal 3.803%, 12/15/32	426	444

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
Bank of New York Mellon Corp. (The) Series G 4.700%	$ 530	$ 545
Brighthouse Financial, Inc.
3.700%, 6/22/27	162	159
5.625%, 5/15/30	440	459
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	660	617
Capital One Financial Corp. 3.750%, 7/28/26	765	785
Charles Schwab Corp. (The) Series G 5.375% (8)	578	607
Citadel LP 144A 4.875%, 1/15/27(3)	525	533
Discover Bank 4.682%, 8/9/28	725	726
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	350	343
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	535	538
Goldman Sachs Group, Inc. (The) 3.850%, 1/26/27	565	623
ICAHN Enterprises LP 6.250%, 5/15/26	685	689
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(3)	630	600
Jefferies Group LLC 4.850%, 1/15/27	300	321
JPMorgan Chase & Co. 2.956%, 5/13/31	1,130	1,163
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	670	855
	Par Value	Value

Financials—continued
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(3)	$320	$267
Lincoln National Corp. (3 month LIBOR + 2.040%) 3.175%, 4/20/67(4)(10)	130	88
MSCI, Inc. 144A 4.000%, 11/15/29(3)	643	670
Navient Corp.
6.750%, 6/25/25	510	479
5.000%, 3/15/27	165	141
Prudential Financial, Inc.
5.875%, 9/15/42	440	468
5.625%, 6/15/43(10)	400	414
Santander Holdings USA, Inc.
3.500%, 6/7/24	200	208
4.400%, 7/13/27	435	458
Springleaf Finance Corp.
6.875%, 3/15/25	255	252
7.125%, 3/15/26	290	286
5.375%, 11/15/29	45	40
Synchrony Financial 3.950%, 12/1/27	785	751
Synovus Financial Corp. 5.900%, 2/7/29	359	350
Toronto-Dominion Bank (The) 3.625%, 9/15/31	665	723
Truist Bank 2.250%, 3/11/30	725	716
Truist Financial Corp. Series P 4.950% (8)(10)	570	575
Voya Financial, Inc. 5.650%, 5/15/53	445	441
Wells Fargo & Co. Series S 5.900% (8)(10)	530	527

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
Zions Bancorp NA 3.250%, 10/29/29	$335	$ 319
		24,440

Health Care—2.2%
Advanz Pharma Corp Ltd. 8.000%, 9/6/24	77	70
Avantor, Inc.
144A 6.000%, 10/1/24(3)	150	157
144A 9.000%, 10/1/25(3)	145	157
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(3)	90	100
144A 8.500%, 1/31/27(3)	270	295
Bausch Health Cos., Inc.
144A 5.750%, 8/15/27(3)	15	16
144A 7.000%, 1/15/28(3)	390	410
Catalent Pharma Solutions, Inc. 144A 5.000%, 7/15/27(3)	110	113
Centene Corp.
4.625%, 12/15/29	270	291
144A 5.375%, 6/1/26(3)	90	95
Charles River Laboratories International, Inc. 144A 4.250%, 5/1/28(3)	145	146
Community Health Systems, Inc. 144A 6.625%, 2/15/25(3)	305	294
DaVita, Inc. 144A 4.625%, 6/1/30(3)	105	105
Encompass Health Corp.
4.500%, 2/1/28	440	447
	Par Value	Value

Health Care—continued
4.750%, 2/1/30	$ 75	$ 76
Endo Dac 144A 6.000%, 7/15/23(3)	262	204
HCA, Inc.
5.375%, 2/1/25	270	296
5.625%, 9/1/28	335	384
4.125%, 6/15/29	325	353
5.125%, 6/15/39	140	163
5.250%, 6/15/49	210	247
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(3)	680	689
LifePoint Health, Inc.
144A 6.750%, 4/15/25(3)	5	5
144A 4.375%, 2/15/27(3)	250	241
Molina Healthcare, Inc. 144A 4.375%, 6/15/28(3)	55	56
Ortho-Clinical Diagnostics, Inc.
144A 6.625%, 5/15/22(3)	33	33
144A 7.375%, 6/1/25(3)	245	251
144A 7.250%, 2/1/28(3)	90	90
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(3)	125	127
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	550	595
Select Medical Corp. 144A 6.250%, 8/15/26(3)	530	557
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(3)	400	366
144A 10.000%, 4/15/27(3)	135	134
Tenet Healthcare Corp.
8.125%, 4/1/22	110	115

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Health Care—continued
144A 7.500%, 4/1/25(3)	$ 50	$ 55
144A 5.125%, 11/1/27(3)	201	208
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/1/26	215	193
144A 7.125%, 1/31/25(3)	470	504
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	590	581
		9,219

Industrials—2.6%
Allied Universal Holdco LLC 144A 6.625%, 7/15/26(3)	610	641
ASGN, Inc. 144A 4.625%, 5/15/28(3)	308	293
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	610	616
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	715	583
AZEK Co., LLC (The) 144A 9.500%, 5/15/25(3)	100	107
Beacon Roofing Supply, Inc. 144A 4.500%, 11/15/26(3)	525	515
Boeing Co. (The)
5.150%, 5/1/30	565	603
5.805%, 5/1/50	147	166
5.930%, 5/1/60	147	170
Bombardier, Inc.
144A 8.750%, 12/1/21(3)	420	304
144A 7.500%, 3/15/25(3)	125	76
Carlisle Cos., Inc. 2.750%, 3/1/30	208	204
	Par Value	Value

Industrials—continued
Compass Group Diversified Holdings LLC 144A 8.000%, 5/1/26(3)	$ 60	$ 63
DP World plc 144A 6.850%, 7/2/37(3)	530	619
Garda World Security Corp. 144A 4.625%, 2/15/27(3)	320	323
GFL Environmental, Inc.
144A 7.000%, 6/1/26(3)	84	88
144A 8.500%, 5/1/27(3)	72	79
Hillenbrand, Inc. 4.500%, 9/15/26	640	586
Howmet Aerospace, Inc. 6.875%, 5/1/25	240	255
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(3)	442	287
Oshkosh Corp. 4.600%, 5/15/28	492	526
Signature Aviation US Holdings, Inc. 144A 4.000%, 3/1/28(3)	645	571
SRS Distribution, Inc. 144A 8.250%, 7/1/26(3)	505	480
Stanley Black & Decker, Inc. 4.000%, 3/15/60(10)	552	547
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(3)	365	340
TransDigm, Inc.
144A 6.250%, 3/15/26(3)	240	245
144A 5.500%, 11/15/27(3)	535	486

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Industrials—continued
Uber Technologies, Inc. 144A 7.500%, 5/15/25(3)	$270	$ 268
Waste Connections, Inc. 2.600%, 2/1/30	445	453
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(3)	325	323
		10,817

Information Technology—1.9%
Alibaba Group Holding Ltd. 3.400%, 12/6/27	645	716
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	35	35
Broadcom, Inc. 144A 4.150%, 11/15/30(3)	580	603
Citrix Systems, Inc. 3.300%, 3/1/30	720	741
Dell International LLC
144A 5.850%, 7/15/25(3)	210	235
144A 8.100%, 7/15/36(3)	340	412
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)(6)	120	21
Flex Ltd. 3.750%, 2/1/26	580	598
Juniper Networks, Inc. 3.750%, 8/15/29	585	641
Microchip Technology, Inc. 144A 4.250%, 9/1/25(3)	580	584
Motorola Solutions, Inc.
4.600%, 2/23/28	498	549
4.600%, 5/23/29	260	290
Open Text Holdings, Inc. 144A 4.125%, 2/15/30(3)	450	444
	Par Value	Value

Information Technology—continued
Radiate Holdco LLC 144A 6.625%, 2/15/25(3)	$600	$ 615
Science Applications International Corp. 144A 4.875%, 4/1/28(3)	65	66
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	705	687
VMware, Inc.
3.900%, 8/21/27	490	516
4.700%, 5/15/30	235	258
		8,011

Materials—2.9%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	400	419
ARD Finance S.A. PIK Interest Capitalization, 144A 6.500%, 6/30/27(3)(11)	660	652
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(10)	400	459
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(3)	105	96
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	645	639
Greif, Inc. 144A 6.500%, 3/1/27(3)	345	348
GUSAP III LP 144A 4.250%, 1/21/30(3)	215	201
Hecla Mining Co. 7.250%, 2/15/28	360	366
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	300	297
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(3)	595	595

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Materials—continued
Kaiser Aluminum Corp.
144A 6.500%, 5/1/25(3)	$ 40	$ 41
144A 4.625%, 3/1/28(3)	405	383
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	612	612
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(3)	405	364
Novelis Corp. 144A 4.750%, 1/30/30(3)	330	314
Olin Corp. 5.625%, 8/1/29	635	574
PolyOne Corp. 144A 5.750%, 5/15/25(3)	550	576
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	190	191
SABIC Capital II BV 144A 4.500%, 10/10/28(3)	675	742
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(3)	505	505
Scotts Miracle-Gro Co. (The) 4.500%, 10/15/29	395	405
Syngenta Finance N.V. 144A 4.441%, 4/24/23(3)	430	441
Teck Resources Ltd. 6.125%, 10/1/35	425	439
TPC Group, Inc. 144A 10.500%, 8/1/24(3)	240	206
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(3)	365	356
144A 6.625%, 11/1/25(3)	375	334
	Par Value	Value

Materials—continued
Tronox, Inc. 144A 6.500%, 5/1/25(3)	$535	$ 551
United States Steel Corp. 144A 12.000%, 6/1/25(3)	445	444
Vulcan Materials Co. 3.500%, 6/1/30	411	433
		11,983

Real Estate—1.3%
EPR Properties 4.750%, 12/15/26	570	497
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(3)	590	558
GLP Capital LP
5.250%, 6/1/25	225	226
5.750%, 6/1/28	502	499
5.300%, 1/15/29	160	154
Healthcare Realty Trust, Inc. 2.400%, 3/15/30	257	234
Healthcare Trust of America Holdings LP 3.100%, 2/15/30	440	418
Iron Mountain, Inc. 144A 4.875%, 9/15/29(3)	615	617
iStar, Inc. 4.250%, 8/1/25	645	565
MPT Operating Partnership LP
5.000%, 10/15/27	320	331
4.625%, 8/1/29	130	129
Office Properties Income Trust 4.500%, 2/1/25	815	750
Service Properties Trust
4.950%, 2/15/27	320	259

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Real Estate—continued
4.375%, 2/15/30	$215	$ 163
		5,400

Utilities—1.7%
American Electric Power Co., Inc. 2.300%, 3/1/30	586	587
CenterPoint Energy, Inc. 4.250%, 11/1/28	315	363
Centrais Eletricas Brasileiras S.A. 144A 4.625%, 2/4/30(3)	330	295
CMS Energy Corp. 4.750%, 6/1/50	570	583
DPL, Inc. 4.350%, 4/15/29	835	840
Edison International 4.950%, 4/15/25	580	632
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	550	493
Exelon Generation Co., LLC 3.250%, 6/1/25	430	445
Ferrellgas Partners LP 8.625%, 6/15/20(6)	50	15
National Fuel Gas Co. 5.500%, 1/15/26	475	485
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	855	887
Talen Energy Supply LLC
144A 7.250%, 5/15/27(3)	70	71
144A 6.625%, 1/15/28(3)	405	397
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	495	527
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(3)(5)	125	— (9)
	Par Value	Value

Utilities—continued
Transportadora de Gas Internacional SA ESP 144A 5.550%, 11/1/28(3)	$255	$ 275
		6,895

Total Corporate Bonds and Notes (Identified Cost $124,673)		121,895

Leveraged Loans(4)—5.5%
Aerospace—0.2%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (3 month LIBOR + 3.500%) 4.650%, 1/18/27	405	386
DynCorp International, Inc. Tranche B, First Lien (1 month LIBOR + 6.000%) 7.000%, 8/18/25	141	133
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.424%, 5/30/25	182	166
Tranche F (1 month LIBOR + 2.250%) 2.424%, 12/9/25	111	101
		786

Chemicals—0.2%
HB Fuller Co. Tranche B (1 month LIBOR + 2.000%) 2.171%, 10/21/24	418	407
Innophos Holdings, Inc. (1 month LIBOR + 3.750%) 3.972%, 2/4/27	325	312
		719

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Consumer Non-Durables—0.5%
American Greetings Corp. (1 month LIBOR + 4.500%) 5.500%, 4/6/24	$570	$ 525
Diamond (BC) B.V. (1 month LIBOR + 3.000%) 3.759%, 9/6/24	639	590
Kronos Acquisition Holdings, Inc. Tranche B-3 (2 month LIBOR + 4.000%) 5.000%, 5/15/23	408	389
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.250%) 5.250%, 6/30/24	336	308
Rodan & Fields LLC (1 month LIBOR + 4.000%) 4.182%, 6/16/25	305	148
		1,960

Energy—0.2%
California Resources Corp. 2016 (3 month LIBOR + 10.375%) 11.375%, 12/31/21(6)	95	4
Citgo Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 6.000%, 3/27/24	307	292
Fieldwood Energy LLC First Lien (3 month LIBOR + 5.250%) 6.250%, 4/11/22(6)	685	84
	Par Value	Value

Energy—continued
Traverse Midstream Partners LLC (1 month LIBOR + 4.000%) 5.000%, 9/27/24	$430	$ 353
		733

Financial—0.3%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 6.674%, 8/4/25	506	503
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 2.750%) 2.924%, 6/16/25	314	292
Deerfield Dakota Holding LLC First Lien (1 month LIBOR + 3.750%) 4.750%, 4/9/27	240	235
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 2.980%, 6/28/23	200	191
		1,221

Food / Tobacco—0.4%
Chobani LLC Tranche B (1 month LIBOR + 3.500%) 4.500%, 10/10/23	430	417
Dole Food Co., Inc. Tranche B (1 month LIBOR + 2.750%) 3.750%, 4/6/24	395	385

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Food / Tobacco—continued
H-Food Holdings LLC (1 month LIBOR + 3.688%) 3.861%, 5/23/25	$514	$ 492
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.000%, 8/16/23	126	112
Shearer’s Foods LLC Second Lien (3 month LIBOR + 6.750%) 7.750%, 6/30/22	465	457
		1,863

Forest Prod / Containers—0.1%
BWay Holding Co. (3 month LIBOR + 3.250%) 4.561%, 4/3/24	403	366
Gaming / Leisure—0.5%
Affinity Gaming LLC (2 month LIBOR + 3.250%) 4.250%, 7/3/23	286	243
Aristocrat Technologies, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/19/24	75	74
Everi Payments, Inc.
(2 month LIBOR + 10.500%) 11.500%, 5/9/24	35	35
Tranche B (3 month LIBOR + 2.750%) 3.822%, 5/9/24	200	186
Gateway Casinos & Entertainment Ltd. (3 month LIBOR + 3.000%) 4.450%, 3/13/25	377	278
	Par Value	Value

Gaming / Leisure—continued
Landry’s Finance Acquisition Co. Tranche B (3 month LIBOR + 12.000%) 13.000%, 10/6/23	$ 25	$ 26
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	279	234
Pug LLC Tranche B (1 month LIBOR + 3.500%) 3.674%, 2/12/27	529	461
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 3.476%, 8/14/24	312	279
Stars Group Holdings B.V. (3 month LIBOR + 3.500%) 4.950%, 7/10/25	199	197
UFC Holdings LLC Tranche B (6 month LIBOR + 3.250%) 4.250%, 4/29/26	109	104
		2,117

Healthcare—0.6%
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 3.684%, 10/31/25	158	143
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 5.500%, 6/30/25	184	176

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Bausch Health Cos., Inc. (1 month LIBOR + 2.750%) 2.921%, 11/27/25	$136	$ 133
CHG Healthcare Services, Inc. (1 month LIBOR + 3.000%) 4.073%, 6/7/23	361	352
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.924%, 10/10/25	157	102
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.924%, 11/17/25	428	409
Navicure, Inc. (1 month LIBOR + 4.000%) 4.174%, 10/22/26	160	155
One Call Corp. First Lien (3 month LIBOR + 5.250%) 6.250%, 11/27/22	321	273
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.250%) 3.580%, 6/30/25	266	252
Phoenix Guarantor, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 3.434%, 3/5/26	310	301
Select Medical Corp. Tranche B (1 month LIBOR + 2.500%) 2.670%, 3/6/25	65	63
Viant Medical Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 5.200%, 7/2/25	439	359
		2,718

	Par Value	Value

Housing—0.1%
CPG International LLC (3 month LIBOR + 3.750%) 5.933%, 5/6/24	$472	$453
Information Technology—0.5%
Applied Systems, Inc. Second Lien (3 month LIBOR + 7.000%) 8.450%, 9/19/25	124	121
Aston Finco S.a.r.l. First Lien (1 month LIBOR + 4.250%) 4.472%, 10/9/26	115	105
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 4.424%, 10/2/25	315	298
Kronos, Inc.
2018 (1 month LIBOR + 3.000%) 3.330%, 11/1/23	632	620
Second Lien (1 month LIBOR + 8.250%) 9.250%, 11/1/24	126	124
SS&C Technologies, Inc.
Tranche B-3 (1 month LIBOR + 1.750%) 1.924%, 4/16/25	107	104
Tranche B-4 (1 month LIBOR + 1.750%) 1.924%, 4/16/25	74	71
Vertafore, Inc. First Lien (1 month LIBOR + 3.250%) 3.424%, 7/2/25	316	299

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Vertiv Group Corp. (1 month LIBOR + 3.000%) 3.330%, 3/2/27	$285	$ 273
		2,015

Manufacturing—0.3%
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 6.381%, 8/17/22	282	206
Filtration Group Corp. (1 month LIBOR + 3.000%) 3.174%, 3/29/25	466	452
Star U.S. Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27	320	286
U.S. Farathane LLC Tranche B-4 (3 month LIBOR + 3.500%) 4.489%, 12/23/21	409	266
		1,210

Media / Telecom - Broadcasting—0.1%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.420%, 8/24/26	119	102
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.750%) 3.120%, 9/18/26	308	296
		398

Media / Telecom - Cable/Wireless Video—0.1%
Intelsat Jackson Holdings SA Tranche B-5 (6 month LIBOR + 6.625%) 6.625%, 1/2/24(6)	260	261
	Par Value	Value

Media / Telecom - Cable/Wireless Video—continued
Ziggo Financing Partnership Tranche I (1 month LIBOR + 2.500%) 2.684%, 4/30/28	$135	$129
		390

Media / Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.424%, 3/15/27	174	167
Consolidated Communications, Inc. 2016 (1 month LIBOR + 3.000%) 4.000%, 10/5/23	175	167
Frontier Communications Corp. Tranche B-1 (3 month LIBOR + 3.750%) 5.350%, 6/17/24	225	221
Northwest Fiber LLC Tranche B, First Lien (3 month LIBOR + 5.500%) 0.000%, 4/30/27(5)(12)	85	84
		639

Media / Telecom - Wireless Communications—0.2%
Commscope, Inc. (1 month LIBOR + 3.250%) 3.424%, 4/4/26	204	195
T-Mobile USA, Inc. (3 month LIBOR + 3.000%) 0.000%, 4/1/27(12)	560	560
		755

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Retail—0.1%
Leslie’s Poolmart, Inc. Tranche B-2 (3 month LIBOR + 3.500%) 0.000%, 8/16/23(12)	$220	$209
Neiman Marcus Group Ltd. LLC (1 month LIBOR + 0.000%) 0.000%, 10/25/23(1)	146	34
		243

Service—0.7%
Carlisle Food Service Products, Inc. First Lien (1 month LIBOR + 3.000%) 4.000%, 3/20/25	399	336
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 4.000%) 4.174%, 2/6/26	570	554
GFL Environmental, Inc. 2018 (3 month LIBOR + 3.000%) 4.000%, 5/30/25	424	417
Hoya Midco LLC First Lien (3 month LIBOR + 3.500%) 4.572%, 6/30/24	113	90
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 2.924%, 2/14/25	542	507
Pi US Mergerco, Inc. Tranche B-1 (3 month LIBOR + 3.250%) 4.700%, 1/3/25	452	417
	Par Value	Value

Service—continued
Sedgwick Claims Management Services, Inc. 2019 (1 month LIBOR + 4.000%) 4.174%, 9/3/26	$309	$ 296
TKC Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	218	204
		2,821

Transportation - Automotive—0.1%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23	453	357
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 3.674%, 4/30/26	264	251
		608

Utility—0.2%
APLP Holdings LP 2020, Tranche B (1 month LIBOR + 2.500%) 3.500%, 4/14/25	257	249
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	468	457

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Par Value	Value

Utility—continued
Calpine Corp. 2019 (1 month LIBOR + 2.250%) 2.430%, 4/5/26	$232	$ 225
		931

Total Leveraged Loans (Identified Cost $25,096)		22,946

	Shares
Preferred Stocks—1.0%
Financials—0.9%
Citigroup, Inc. Series P, 5.950%	460 (13)	471
Huntington Bancshares, Inc. Series E, 5.700%	297 (13)	259
JPMorgan Chase & Co. Series HH, 4.600%	285 (13)	253
KeyCorp Series D, 5.000%(14)	920 (13)	860
M&T Bank Corp. Series F, 5.125%(14)	470 (13)	470
MetLife, Inc. Series D, 5.875%	329 (13)	342
PNC Financial Services Group, Inc. (The) Series S, 5.000%	755 (13)	755
Zions Bancorp NA, 6.950%	17,485	454
		3,864

Industrials—0.1%
General Electric Co. Series D, 5.000%	622 (13)	477
Total Preferred Stocks (Identified Cost $4,680)		4,341

Common Stocks—81.5%
Communication Services—1.9%
Cellnex Telecom SA	139,651	7,835
	Shares	Value

Communication Services—continued
Clear Channel Outdoor Holdings, Inc.(15)	2,887	$ 3
		7,838

Energy—8.6%
Cheniere Energy, Inc.(15)	85,825	3,806
Enbridge, Inc.	326,660	10,600
Frontera Energy Corp.	1,636	4
Kinder Morgan, Inc.	335,944	5,308
Pembina Pipeline Corp.	144,520	3,611
TC Energy Corp.	164,630	7,410
Williams Cos., Inc. (The)	226,330	4,624
		35,363

Industrials—20.4%
Aena SME SA(15)	75,158	10,726
Atlantia SpA(15)	583,110	9,586
Auckland International Airport Ltd.(15)	1,104,611	4,457
Canadian Pacific Railway Ltd.	22,150	5,530
Ferrovial SA	209,439	5,707
Norfolk Southern Corp.	49,071	8,749
Sydney Airport(15)	1,274,772	4,971
Transurban Group	1,422,873	13,553
Union Pacific Corp.	75,207	12,775
Vinci SA	86,876	8,105
		84,159

Real Estate—9.4%
American Tower Corp.	89,110	23,006
Crown Castle International Corp.	92,440	15,914
		38,920

Utilities—41.2%
Ameren Corp.	76,500	5,717
American Electric Power Co., Inc.	120,125	10,241
American Water Works Co., Inc.	51,635	6,558

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
	Shares	Value

Utilities—continued
Atmos Energy Corp.	53,175	$ 5,465
CenterPoint Energy, Inc.	230,245	4,094
CMS Energy Corp.	109,035	6,387
Dominion Energy, Inc.	194,905	16,569
DTE Energy Co.	40,855	4,395
Edison International	125,205	7,276
EDP - Energias de Portugal SA	1,232,935	5,760
Emera, Inc.	84,895	3,375
Enel SpA	630,290	4,873
Essential Utilities, Inc.	111,730	4,889
Fortis, Inc.	154,475	5,947
Iberdrola SA	567,178	6,141
National Grid plc	799,885	9,203
NextEra Energy, Inc.	86,888	22,205
NiSource, Inc.	199,065	4,744
Orsted A/S	63,863	7,511
Public Service Enterprise Group, Inc.	155,160	7,919
Sempra Energy	92,810	11,723
Spire, Inc.	53,420	3,895
Xcel Energy, Inc.	83,375	5,422
		170,309

Total Common Stocks (Identified Cost $328,518)		336,589

Exchange-Traded Fund—0.4%
iShares iBoxx High Yield Corporate Bond ETF(16)	21,160	1,744
Total Exchange-Traded Fund (Identified Cost $1,782)		1,744

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.	2,084	2
Total Rights (Identified Cost $2)		2
	Shares	Value

Warrant—0.0%
Communication Services—0.0%
iHeartMedia, Inc.(15)	1,228	$ 10
Total Warrant (Identified Cost $21)		10

Total Long-Term Investments—136.5% (Identified Cost $562,132)		563,908

Short-Term Investment—0.2%
Money Market Mutual Fund—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.094%)(16)	673,897	674
Total Short-Term Investment (Identified Cost $674)		674

TOTAL INVESTMENTS—136.7% (Identified Cost $562,806)		$ 564,582(17)
Other assets and liabilities, net—(36.7)%		(151,635)
NET ASSETS—100.0%		$ 412,947

Abbreviations:
BAM	Build America Municipal Insured
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
MASTR	Morgan Stanley Structured Asset Security
PIK	Payment-in-Kind Security

For information regarding the abbreviations, see the Key Investment Terms starting on page 10.
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, these securities amounted to a value of $123,876 or 30.0% of net assets.
(4)	Variable rate security. Rate disclosed is as of May 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Security in default, interest payments are being received during the bankruptcy proceedings.
(7)	87% of the income received was in PIK and 13% was in cash.
(8)	No contractual maturity date.
(9)	Amount is less than $500.
(10)	Interest payments may be deferred.
(11)	First pay date will be in June 2020.
(12)	This loan will settle after May 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(13)	Value shown as par value.
(14)	Interest may be forfeited.
(15)	Non-income producing.
(16)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(17)	All or a portion of the portfolio segregated as collateral for borrowings.

Foreign Currencies:
MXN	Mexican Peso
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of May 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 18,421	$ —	$ 18,166	$255
Corporate Bonds and Notes	121,895	—	121,894	1
Foreign Government Securities	17,012	—	17,012	—
Leveraged Loans	22,946	—	22,862	84
Mortgage-Backed Securities	35,822	—	35,488	334
Municipal Bonds	4,404	—	4,404	—
U.S. Government Security	722	—	722	—
Equity Securities:
Common Stocks	336,589	261,142	75,447	—
Exchange-Traded Fund	1,744	1,744	—	—
Preferred Stocks	4,341	454	3,887	—
Rights	2	—	2	—
Warrant	10	—	10	—
Money Market Mutual Fund	674	674	—	—
Total Investments	$564,582	$264,014	$299,894	$674
Securities held by the Fund with an end of period value of $151 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Security held by the Fund with an end of period value of $2 were transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended May 31, 2020.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $562,806)	$ 564,582
Cash	49
Receivables
Investment securities sold	2,322
Dividends and interest	2,704
Tax reclaims	397
Prepaid Directors’ retainer	68
Prepaid expenses	38
Total assets	570,160
Liabilities
Borrowings (Note 8)	151,750
Due to custodian	— (a)
Payables
Investment securities purchased	4,847
Investment advisory fees	320
Printing fees and expenses	155
Administration and accounting fees	51
Interest on borrowings (Note 8)	49
Professional fees	37
Other accrued expenses	4
Total liabilities	157,213
Net Assets	$412,947
Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized)	$ 47
Capital paid in on shares of beneficial interest	471,625
Total distributable earnings (accumulated losses)	(58,725)
Net Assets	$412,947
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 47,435,527	$ 8.71

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2020
($ reported in thousands)
Investment Income
Interest	$ 5,739
Dividends	5,105
Foreign taxes withheld	(393)
Total investment income	10,451
Expenses
Investment advisory fees	2,163
Administration and accounting fees	342
Printing fees and expenses	194
Directors’ fees and expenses	154
Transfer agent fees and expenses	92
Professional fees	40
Custodian fees	4
Miscellaneous expenses	88
Total expenses before interest expense	3,077
Interest expense on borrowings (Note 8)	1,993
Total expenses after interest expense	5,070
Net investment income (loss)	5,381
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,595)
Foreign currency transactions	(92)
Written options	(17,325)
Net change in unrealized appreciation (depreciation) on:
Investments	(29,878)
Foreign currency transactions	12
Written options	(278)
Net realized and unrealized gain (loss) on investments	(50,156)
Net increase (decrease) in net assets resulting from operations	$(44,775)
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019(1)
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 5,381	$ 5,335
Net realized gain (loss)	(20,012)	31,558
Net increase from payment by affiliate	—	6
Net change in unrealized appreciation (depreciation)	(30,144)	(3,615)
Increase (decrease) in net assets resulting from operations	(44,775)	33,284
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(32,091) (2)	(6,728)
Return of capital	—	(24,375)
Dividends and Distributions to Shareholders	(32,091)	(31,103)
From Capital Share Transactions
Issuance of common stock related to reinvestment of distributions (191,088 and 150,977 shares, respectively)	1,914	1,645
Plan of reorganization (Note 11)	—	256,119
Increase (decrease) in net assets from capital transactions	1,914	257,764
Net increase (decrease) in net assets	(74,952)	259,945
Net Assets
Beginning of period	487,899	227,954
End of period	$ 412,947	$ 487,899
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	47,244,439	21,527,388
Issuance of common stock related to reinvestment of distributions	191,088	150,977
Common shares issued from plan of reorganization (Note 11)	—	25,566,074
Common shares outstanding at end of period	47,435,527	47,244,439

(1)	On November 18, 2019, Virtus Total Return Fund, Inc. (ZF) was reorganized into the Fund (f/k/a Virtus Global Dividend & Income Fund Inc.). The activity in the table presented above is for the accounting survivor, ZF, for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. See Note 11 Plan of Reorganization in the Notes to Financial Statements.
(2)	Please note that the tax status of Fund’s distributions is determined at the end of the taxable year. However, based on interim data as of May 31, 2020, we estimate that 16.8% of distributions will represent net investment income and 83.2% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan. See Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED May 31, 2020
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (44,775)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	209,919
(Increase) Decrease in investment securities sold receivable	507
Purchases of long-term investments	(154,775)
Increase (Decrease) in investment securities purchased payable	(8,858)
Net (purchases) or sales of short-term investments	9,787
Net (purchases) or sales of purchased options	11,677
Net purchases or (sales) of written options	(17,947)
Net change in unrealized (appreciation)/depreciation on investments	30,156
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	64
Net realized (gain)/loss on investments	19,920
Return of capital distributions on investments	114
Amortization of premium and accretion of discounts on investments	164
Proceeds from litigation settlements	35
(Increase) Decrease in tax reclaims receivable	172
(Increase) Decrease in dividends and interest receivable	562
(Increase) Decrease in prepaid expenses	11
(Increase) Decrease in prepaid Directors’ retainer	(12)
Increase (Decrease) in interest payable on borrowings	23
Increase (Decrease) in affiliated expenses payable	(97)
Increase (Decrease) in non-affiliated expenses payable	(624)
Cash provided by (used for) operating activities	56,023
Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(33,000)
Cash distributions paid to shareholders	(30,177)
Currency due to custodian	— (a)
Cash provided by (used for) financing activities:	(63,177)
Net increase (decrease) in cash	(7,154)
Cash
Cash and foreign currency at beginning of period	7,203
Cash and foreign currency at end of period	$ 49
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 1,914
Cash paid during the period for interest expense on borrowings	$ 1,970

(a) Amount is less than $500.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30,
		2019 (1)	2018 (1)	2017 (1)	2016 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 10.33	$ 11.01	$ 13.98	$ 12.25	$ 12.22
Income (loss) from investment operations:
Net investment income (loss)(3)	0.11	0.24	0.34	0.30	0.43
Net realized and unrealized gain (loss)	(1.05)	0.52	(1.81)	2.34	0.66
Payment from affiliate	—	— (4)	—	—	—
Total from investment operations	(0.94)	0.76	(1.47)	2.64	1.09
Dividends and Distributions to Shareholders:
Net investment income	(0.68)	(0.31)	(0.31)	(0.36)	(1.06)
Net realized gains	—	—	(0.09)	(0.60)	—
Return of capital	—	(1.13)	(1.10)	—	—
Total dividends and distributions to shareholders	(0.68)	(1.44)	(1.50)	(0.96)	(1.06)
Fund Share Transactions (Note 10)
Anti-dilutive impact of tender offers	—	—	—	0.05	—
Net asset value, end of period	$ 8.71	$ 10.33	$ 11.01	$ 13.98	$ 12.25
Market value, end of period(5)	$ 8.35	$ 10.98	$ 9.64	$ 13.33	$ 11.61
Total return, net asset value(6), (7)	(8.89)%	16.67%	(10.17)%	26.37%	10.09%
Total return, market value(6), (7)	(17.82)%	41.67%	(17.51)%	27.06%	24.37%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(8), (9)	2.27%	2.99% (10)	2.61%	2.55% (11)	2.33%
Ratio of total expenses after interest expense to average net assets(8)	2.27%	2.99% (10)	2.70%	2.62% (11)	2.33%
Ratio of net investment income (loss) to average net assets(8)	2.41%	2.20% (10)	2.75%	2.86% (11)	3.44%
Portfolio turnover rate(6)	25%	110% (12)	46%	61%	60%
Net assets, end of period (000’s)	$412,947	$487,899	$227,954	$289,580	$126,508
Borrowings, end of period (000’s)	$151,750	$184,750	$ 84,250	$105,000	$ 47,000
Asset coverage, per $1,000 principal amount of borrowings(13)	$ 3,721	$ 3,641	$ 3,706	$ 3,758	$ 3,692

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Fiscal Period Ended November 30, 2015(1), (2)	Year Ended December 31, 2014(1)

PER SHARE DATA:
Net asset value, beginning of period	$ 13.50	$ 12.86
Income (loss) from investment operations:
Net investment income (loss)(3)	0.48	0.85
Net realized and unrealized gain (loss)	(0.70)	0.75
Total from investment operations	(0.22)	1.60
Dividends and Distributions to Shareholders:
Net investment income	(1.06)	(0.96)
Total dividends and distributions to shareholders	(1.06)	(0.96)
Fund Share Transactions (Note 10)
Net asset value, end of period	$ 12.22	$ 13.50
Market value, end of period(5)	$ 10.26	$ 12.01
Total return, net asset value(6), (7)	(0.92)%	13.59%
Total return, market value(6), (7)	(6.56)%	21.98%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(8), (9)	1.97%	1.93%
Ratio of total expenses after interest expense to average net assets(8)	1.97%	1.93%
Ratio of net investment income (loss) to average net assets(8)	3.90%	1.61%
Portfolio turnover rate(6)	32%	33%
Net assets, end of period (000’s)	$126,454	$139,630
Borrowings, end of period (000’s)	$ 43,500	$ 50,500
Asset coverage, per $1,000 principal amount of borrowings(13)	$ 3,907	$ 3,765

(1)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the former Virtus Total Return Fund Inc. (ZF). For periods prior to April 3, 2017, the activity in the table presented above was for the accounting survivor of that reorganization, DCA. In addition, on November 18, 2019, ZF was reorganized into the Fund. For periods between April 3, 2017 and November 18, 2019, the activity in the table presented above is for ZF, and thereafter it is for the Fund. The net asset values and other per share information for periods prior to the April 3, 2017 reorganization were revised to reflect the share conversion ratio from that reorganization of 0.391206, and the net asset values and other per share information for periods between April 3, 2017 and November 18, 2019 have been revised to reflect the share conversion ratio from the later reorganization of 1.039518. See Note 11 Plan of Reorganization in the Notes to Financial Statements, for information about the 2019 reorganization.
(2)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(3)	Calculated using average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Closing Price – New York Stock Exchange.
(6)	Not annualized for periods less than one year.
(7)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(8)	Annualized.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(9)	Ratio of total expenses, before interest expense on the line of credit, was 1.38% for the six months ended May 31, 2020, 1.79%, 1.63%, and 1.92% for the years ended November 30, 2019, 2018 and 2017, respectively, and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58% for the year ended December 31, 2014.
(10)	The Fund incurred certain non-recurring merger costs in 2019. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers to average net assets would be 2.83%, the ratio of net expenses to average net assets would be 2.83% and the ratio of net investment income (loss) to average net assets would be 2.36%.
(11)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.
(12)	Portfolio turnover increased due to repositioning of the portfolio related to the reorganization on November 18, 2019 (see Note 11).
(13)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2020
Note 1. Organization
Virtus Total Return Fund Inc. (f/k/a Virtus Global Dividend & Income Fund Inc.) (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is capital appreciation with current income as a secondary objective. There is no guarantee that the Fund will achieve its investment objectives.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
(“ NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2016 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.08 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
F.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
G.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
H.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.
A.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out-of-the-money.”
The Fund invested in derivative instruments during the period in the form of writing put/ call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.
The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of May 31, 2020:

Net realized gain (loss) from purchased options	$11,345(1)
Net realized gain (loss) from written options	(17,325)
Net change in unrealized appreciation (depreciation) on purchased options	171 (2)
Net change in unrealized appreciation (depreciation) on written options	(278)
Total realized and unrealized gain (loss) on purchased and written options	$ (6,087)

(1)	Amount included in Net realized gain (loss) from investments.
(2)	Amount included in Net change in unrealized appreciation (depreciation) on investments.
For the time period options were held during the period, the average quarterly premiums paid by the Fund for purchased options was $231 and the average quarterly premiums received by the Fund from written options was $417.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
B.	Subadvisers
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, Newfleet Asset Management LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio, and for the period of this report Rampart Investment Management Company, LLC (“Rampart”), an indirect, wholly-owned subsidiary of Virtus, was the subadviser of the Fund’s options overlay strategy. For the period, these three subadvisers were, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they were each paid a fee by the Adviser. Effective June 18, 2020, the options overlay strategy was removed from the investment strategy of the Fund. Therefore, Rampart is no longer a subadviser of the Fund.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the period ended May 31, 2020, the Fund incurred administration fees totaling $342 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Directors’ Fees
For the period ended May 31, 2020, the Fund incurred Directors’ fees totaling $154 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
E.	Director Compensation
The Fund provides a deferred compensation plan for its Directors who receive compensation from the Fund. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Directors.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, short-term investments, and written options) during the period ended May 31, 2020, were as follows:
Purchases	Sales
$140,451	$193,998

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
Purchases and sales of long-term U.S. Government and agency securities during the period ended May 31, 2020, were as follows:
Purchases	Sales
$14,324	$15,921
Note 6. Federal Income Tax Information
($ reported in thousands)
At May 31, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments	$563,622	$37,944	$(36,984)	$960
For the fiscal period ended November 30, 2019, the Fund had capital loss carryovers available to offset future realized gains shown below:
No Expiration
Short-Term	Long-Term	Total
$10,086	$2,948	$13,034
Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.
Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2019, the Fund deferred qualified late-year losses as follows:
Capital Loss Deferred
$ 34
Note 7. Credit and Market Risk
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
On November 18, 2019, the Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $235,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended May 31, 2020 were $43 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.
For the period ended May 31, 2020, the average daily borrowings under the Agreement and the weighted daily average interest rate were $171,406 and 2.23%, respectively. At May 31, 2020, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$151,750	1.01%
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Stock and Reinvestment Plan; Reinvestment Program; Dividend Distributions; Tender Offers
At May 31, 2020, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 47,435,527 shares are outstanding.
Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2020 and November 30, 2019, there were shares 191,088 and 150,977 shares issued pursuant to the Plan, respectively.
Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. During the periods ended May 31, 2020 and November 30, 2019, there were no repurchases.
On June 18, 2020, the Fund paid a distribution of $0.08 to shareholders of record on June 11, 2020. The distribution had an ex-dividend date of June 10, 2020.
On July 20, 2020, the Fund paid a distribution of $ 0.08 to shareholders of record on July 13, 2020. The distribution had an ex-dividend date of July 10, 2020.
Note 11. Plan of Reorganization
($ reported in thousands)
On November 1, 2019, the shareholders of the former Virtus Total Return Fund Inc. (the “Merged Fund”) and the shareholders of the Fund approved an Agreement and Plan of Reorganization (the “Reorganization”). Pursuant to the Reorganization, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Merged Fund in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity, while the Merged Fund is the accounting survivor for purposes of financial and performance history of the Fund.
Each shareholder of the Merged Fund received shares of the Fund equal to the net asset value of their Merged Fund shares, as determined at the close of business on November 15, 2019. The Reorganization was accomplished by a tax-free exchange of shares and was effective on November 18, 2019. The share transactions associated with the Reorganization are as follows:
Merged Fund Shares Outstanding	Shares Converted of the Fund	Merged Fund Net Assets	Conversion Ratio
21,662,219	22,518,266	$233,400	1.039518

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
The net assets and composition of net assets for the Fund at the close of November 15, 2019, were as follows:
The Fund’s Net Assets	Common Stock ($0.001 par value 500,000,000 shares authorized)	Capital paid in on shares of beneficial interest	Total distributable earnings (accumulated losses)
$256,119	$25	$279,502	$(23,408)*
*Includes net unrealized appreciation of $31,057 at the close of business on November 15, 2019.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately after the acquisition amounted to $489,519.
Assuming the acquisition had been completed on December 1, 2018, the beginning of the annual reporting period of the Fund, the pro-forma results of operations for the period ended November 30, 2019 would have been as follows:
Net investment income (loss)	$11,647 (a)
Net realized and unrealized gain (loss) on investments	50,645 (b)
Net increase (decrease) in net assets resulting from operations	$62,292
(a) $5,335, as reported in the Statement of Operations, plus $6,312 Net investment income from the Fund pre-reorganization.
(b) $27,949, as reported in the Statement of Operations, plus $22,696 Net realized and change in unrealized gain (loss) on investments from the Fund pre-merger.
Because the Fund and the Merged Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Fund’s Statement of Operations since November 18, 2019.
Note 12. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
Note 13. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented the ASU 2017-08 and determined the impact of this guidance to the Fund’s net assets at the end of the period is not material.
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Effective June 18, 2020, the option overlay strategy employed by the Fund has been removed from the Fund’s investment strategy. As a result of this change, Rampart is no longer a subadviser to the Fund.

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

Results of Annual Meeting of Shareholders (Unaudited)
The Annual Annual Meeting of Shareholders of Virtus Total Return Fund Inc. was held on May 21, 2020. The meeting was held for purposes of electing four (4) nominees to the Board of Directors for a three-year term, or until a successor has been duly elected and qualified.
The results were as follows:
Election of Directors	Votes For	Votes Withheld
Connie D. McDaniel	35,347,962	2,015,608
Geraldine M. McNamara	35,280,252	2,083,317
R. Keith Walton	35,400,148	1,963,422
Brian T. Zino	35,401,017	1,962,552
Based on the foregoing, Connie D. McDaniel, Geraldine M. McNamara, R. Keith Walton, and Brian T. Zino were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Donald C. Burke, Sidney E. Harris, John R. Mallin, Philip R. McLoughlin, James M. Oates, and James B. Rogers, Jr.

VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Thomas J. Brown, Honorary Member
Hassell H. McClellan, Honorary Member
Richard E. Segerson, Honorary Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Total Return Fund Inc.
c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8524	07-20

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR, except that effective June 18, 2020, Warun Kumar ceased to be a portfolio manager of the registrant when the registrant discontinued its options overlay strategy and therefore terminated Rampart Investment Management Company, LLC, as a subadviser.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 2019	0	$0.00	0	2,654,033
January 2020	0	$0.00	0	2,654,033
February 2020	0	$0.00	0	2,654,033
March 2020	0	$0.00	0	2,654,033
April 2020	0	$0.00	0	2,654,033
May 2020	0	$0.00	0	2,654,033
Total	0	$0.00	0	2,654,033

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 6,884,886 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid for the period from December 1, 2019, to May  31, 2020, pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	August 5, 2020

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	August 5, 2020

* Print the name and title of each signing officer under his or her signature.